UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10573

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2016

Date of reporting period: April 30, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

APR    04.30.16

SEMI-ANNUAL REPORT

ALLIANCEBERNSTEIN

NATIONAL MUNICIPAL INCOME FUND

(NYSE: AFB)

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

June 24, 2016

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein National Municipal Income Fund (the “Fund”) for the semi-annual reporting period ended April 30, 2016. The Fund is a closed-end fund and its shares are listed and traded on the New York Stock Exchange.

Investment Objectives and Policies

The Fund seeks to provide high current income exempt from regular federal income tax by investing substantially all of its net assets in municipal securities that pay interest that is exempt from federal income tax. The Fund will normally invest at least 80%, and normally substantially all, of its net assets in municipal securities paying interest that is exempt from regular federal income tax. The Fund also normally will invest at least 75% of its assets in investment-grade municipal securities or unrated municipal securities considered to be of comparable quality. The Fund may invest up to 25% of its net assets in municipal bonds rated below investment-grade and unrated municipal bonds considered to be of comparable quality as determined by AllianceBernstein L.P. (the “Adviser”). The Fund intends to invest primarily in municipal securities that pay interest that is not subject to the federal alternative minimum tax (“AMT”), but may invest without limit in municipal securities paying interest that is subject to the federal AMT. For more information regarding the Fund’s risks, please see “Disclosures and Risks” on pages 3-4 and “Note G—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on pages 32-35.

Investment Results

The table on page 5 provides performance data for the Fund and its benchmark, the Barclays Municipal Bond Index, for the six- and 12-month periods ended April 30, 2016.

The Fund outperformed its benchmark for both periods, as security selection in the special tax, transportation and state general obligation (“GO”) sectors contributed to performance, relative to the benchmark. Security selection in health care bonds also contributed to six-month performance. An overweight in pre-refunded bonds detracted from performance for both periods, as did security selection in the industrials sector.

Leverage, achieved through the use of both auction rate preferred shares, tender option bonds (“TOBs”) and variable rate municipal term preferred shares, benefited the Fund’s total return and income in absolute terms, over both periods. The Fund did not use derivatives during either period.

Market Review and Investment Strategy

Intermediate- and long-maturity bonds had strong returns over both periods as falling global commodity prices and slowing economic growth drove yields lower. Shorter-maturity bonds underperformed as the US Federal Reserve increased the Federal Funds rate above its zero target to 0.25% for the first time since 2008. Across fixed-income sectors, municipals had strong performance due primarily to a combination of continued investor demand and limited supply. The total volume of outstanding municipal bonds has declined since 2010, unlike the corporate and Treasury markets which have seen an increase in issuance. In the opinion of the Fund’s Senior Investment Management Team (the “Team”), municipal credit continues to do well, as economic growth and tax receipts are correlated, which has caused tax revenues for state and local governments to hit all-time highs. State and local governments have kept payrolls and expenditures in check as government employment is approx-

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	1

imately 500,000 below the peak during the financial crisis. The Team continues to overweight credit (municipal bonds rated A and below) and underweight the longest maturity bonds in the Fund.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of April 30, 2016, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 3.50% and 0.20%, respectively.

Since February 2008, auctions of the auction rate preferred shares have had fewer buyers than sellers and, as a result, the auctions have “failed”. The failed auctions did not lower the credit quality of the auction rate preferred shares, but rather meant that a holder was unable to sell the auction rate preferred securities in the auctions, so that there was a loss of liquidity for the holders of the auction rate preferred shares. When an auction fails, the auction rate preferred shares pay interest on a formula-based maximum rate based on AA-commercial paper and short-term municipal bond rates. In the extremely low short-term interest rate environment of recent years, the interest rates resulting from such a formula have been much lower than the returns on the Fund’s investments and the cost of alternative forms of leverage available to the Fund. However, to the extent that the cost of this leverage increases in the future and earnings from the Fund’s investments do not increase, the Fund’s net investment returns may decline.

In July 2015, the Fund announced a tender offer of up to 100% of its outstanding auction rate preferred shares at a price equal to 94% of the liquidation preference of $25,000 per share. The result of accepting tendered shares in September, and replacing the leverage associated with these shares with an alternative form of leverage, was to increase the Fund’s net asset value, but at least in the near term to increase the cost of leverage. Over time, the Team believes diversifying our sources of leverage will lead to lower borrowing costs.

The Team continues to explore, and discuss with the Board of Directors, other liquidity and leverage options, including TOBs, which it has used in the past; this may result in additional auction rate preferred shares being redeemed in the future. The Fund is not required to redeem any auction rate preferred shares, and the Team expects to continue to rely on the auction rate preferred shares for a portion of the Fund’s leverage exposure.

On June 23, 2016, the UK voted to leave the European Union (“EU”) in a popular referendum. At this moment in time, the UK remains a member of the EU and the rules and regulations remain unchanged, as do all the protections in place. Exactly how the UK’s role in the EU will change will become clear over time. The Adviser continues to monitor the heightened market volatility.

2	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

DISCLOSURES AND RISKS

AllianceBernstein National Municipal Income Fund Shareholder Information

Weekly comparative net asset value (“NAV”) and market price information about the Fund is published each Saturday in Barron’s and in other newspapers in a table called “Closed End Funds”. Daily NAVs and market price information, and additional information regarding the Fund, is available at www.abglobal.com and www.nyse.com. For additional shareholder information regarding this Fund, please see page 48.

Benchmark Disclosure

The Barclays Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund. In addition, the Index does not reflect the use of leverage, whereas the Fund utilizes leverage.

A Word About Risk

Among the risks of investing in the Fund are changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Fund to decline. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. At the discretion of the Fund’s Adviser, the Fund may invest up to 25% of its net assets in municipal bonds that are rated below investment-grade (i.e., “junk bonds”). These securities involve greater volatility and risk than higher-quality fixed-income securities.

Leverage Risks: The Fund uses financial leverage for investment purposes, which involves leverage risk. The Fund’s outstanding auction preferred shares and variable rate munifund term preferred shares (together “preferred shares”) result in leverage. The Fund may also use other types of financial leverage, including TOBs, either in combination with, or in lieu of, the preferred shares. The Fund utilizes leverage to seek to enhance the yield and NAV attributable to its Common Stock. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for holders of Common Stock, including the likelihood of greater volatility of the NAV and market price of the Common Stock. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Fund’s return will be less than if leverage had not been used. As a result, the amounts available for distribution to Common Stockholders as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the auction rate preferred stock or the floaters issued in connection with the Fund’s TOB transactions would increase. In addition, the interest paid on inverse floaters held by the Fund, whether issued in connection with the Fund’s TOB transactions or purchased in a secondary market transaction, would decrease. Under such circumstances, the Fund’s income and distributions to Common Stockholders may decline, which would adversely affect the Fund’s yield and possibly the market value of its shares. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the net asset value attributable to the Fund’s common stock and possibly the market value of the shares.

Tax Risk: There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the net income received by shareholders from the Fund by increasing taxes on that income. In

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

such event, the Fund’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable bonds.

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes and large positions. Municipal securities may have more liquidity risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

4	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2016 (unaudited)	Returns
	6 Months	12 Months
AllianceBernstein National Municipal Income Fund (NAV)	7.57%	12.92%

Barclays Municipal Bond Index	3.55%	5.29%

The Fund’s market price per share on April 30, 2016, was $14.95. The Fund’s NAV price per share on April 30, 2016, was $15.57. For additional Financial Highlights, please see pages 38-39.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	5

Historical Performance

PORTFOLIO SUMMARY

April 30, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $447.4

*	All data are as of April 30, 2016. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by US government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

6	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2016 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 160.6%
Long-Term Municipal Bonds – 160.6%
Alabama – 1.5%
Alabama Public School & College Authority Series 2009A 5.00%, 5/01/29 (Pre-refunded/ETM)	$3,000	$3,360,360
County of Jefferson AL (County of Jefferson AL Sch Warrants) Series 2004A 5.25%, 1/01/18-1/01/23	3,100	3,131,341

		6,491,701

Arizona – 1.1%
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.25%, 12/01/22-12/01/23	4,150	4,959,150

Arkansas – 0.5%
Pulaski County Public Facilities Board (Baptist Health) Series 2014 5.00%, 12/01/42	2,000	2,295,520

California – 24.3%
Anaheim Public Financing Authority (City of Anaheim CA Lease) Series 2014A 5.00%, 5/01/32-5/01/39	5,500	6,527,525
Bay Area Toll Authority Series 2013S 5.00%, 4/01/32	5,720	6,785,465
California Econ Recovery Series 2009A 5.25%, 7/01/21 (Pre-refunded/ETM)	4,860	5,536,366
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 7/01/37-11/21/45(a)	7,000	7,747,860
City of Los Angeles Department of Airports (Los Angeles Intl Airport) Series 2009A 5.25%, 5/15/29	5,700	6,445,104
County of San Bernardino CA COP Series 2009A 5.25%, 8/01/26	1,455	1,631,404
Los Angeles Community College District/CA Series 2008F-1 5.00%, 8/01/28 (Pre-refunded/ETM)	5,800	6,350,942

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	7

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Los Angeles County Metropolitan Transportation Authority (Los Angeles County Metropolitan Transportation Authority Sales Tax) Series 2013B 5.00%, 7/01/34	$1,770	$2,130,319
Los Angeles Department of Water & Power PWR Series 2013A 5.00%, 7/01/30	6,255	7,553,476
Series 2013B 5.00%, 7/01/30	10,000	12,222,600
Los Angeles Department of Water & Power WTR Series 2013B 5.00%, 7/01/32	3,840	4,635,955
San Bernardino County Transportation Authority 5.00%, 3/01/32-3/01/34(b)	11,340	13,546,862
State of California Series 2013 5.00%, 11/01/30	5,800	7,145,600
University of California Series 2012G 5.00%, 5/15/31	7,000	8,331,960
Series 2013A 5.00%, 5/15/30-5/15/32	9,855	11,916,235

		108,507,673

Colorado – 2.1%
City & County of Denver Co. Airport System Revenue (Denver Intl Airport) Series 2013B 5.25%, 11/15/31	6,680	8,071,311
Colorado Health Facilities Authority Series 2006 5.25%, 6/01/19 (Pre-refunded/ETM)	495	496,752
Colorado Health Facilities Authority (Evangelical Lutheran Good Samaritan Obligated Group) Series 2006 5.25%, 6/01/19-6/01/23	705	707,665

		9,275,728

Connecticut – 9.5%
State of Connecticut Series 2013C 5.00%, 7/15/27	7,165	8,614,981
Series 2013E 5.00%, 8/15/29	4,800	5,749,440
Series 2015F 5.00%, 11/15/32	5,000	5,983,850

8	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

State of Connecticut Special Tax Revenue Series 2011A 5.00%, 12/01/28	$5,000	$5,909,050
Series 2012 5.00%, 1/01/29	13,855	16,443,253

		42,700,574

District of Columbia – 1.3%
District of Columbia Series 2013A 5.00%, 6/01/29	5,000	6,014,150

Florida – 11.2%
Alachua County Health Facilities Authority (Shands Teaching Hospital and Clinics Obligated Group) Series 2014A 5.00%, 12/01/44	4,560	5,128,586
Brevard County Health Facilities Authority (Health First, Inc. Obligated Group) Series 2014 5.00%, 4/01/33	1,000	1,151,240
City of Orlando FL Series 2014A 5.00%, 11/01/44	7,720	8,874,989
5.25%, 11/01/33	5,620	6,916,141
County of Miami-Dade FL Aviation Revenue Series 2014A 5.00%, 10/01/33	1,000	1,150,840
Florida Higher Educational Facilities Financial Authority (Nova Southeastern University, Inc.) Series 2016 5.00%, 4/01/33(c)	2,075	2,462,838
Florida Ports Financing Commission Series 2011A 5.00%, 10/01/25-10/01/27	4,205	4,968,401
Halifax Hospital Medical Center (Halifax Hospital Medical Center Obligated Group) Series 2015 5.00%, 6/01/35	2,655	3,058,109
Miami Beach Health Facilities Authority (Mount Sinai Medical Center of Florida, Inc.) Series 2014 5.00%, 11/15/39	9,250	10,432,798
South Florida Water Management District COP Series 2016 5.00%, 10/01/33	5,000	5,926,900

		50,070,842

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	9

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Georgia – 1.2%
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2014B 5.00%, 1/01/31-1/01/32	$4,675	$5,582,915

Hawaii – 2.8%
State of Hawaii Series 2015E 4.00%, 10/01/34-10/01/35	3,500	3,902,155
State of Hawaii Airports System Revenue Series 2010A 5.00%, 7/01/34	5,000	5,657,450
Series 2015A 5.00%, 7/01/45	2,500	2,848,300

		12,407,905

Illinois – 7.9%
Cook County High School District No 29 Proviso Township AGM Series 2004 5.00%, 12/01/20	2,000	2,047,260
Illinois Finance Authority (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/31	1,250	1,251,313
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2015A 5.00%, 11/15/45	4,500	5,129,055
Illinois State Toll Highway Authority Series 2015B 5.00%, 1/01/33-1/01/40	8,800	10,417,874
Series 2016A 5.00%, 12/01/32	2,025	2,435,751
State of Illinois Series 2012 5.00%, 3/01/31	1,000	1,060,520
Series 2014 5.00%, 4/01/30-2/01/39	12,070	12,940,994

		35,282,767

Indiana – 1.3%
Indiana Finance Authority (WVB East End Partners LLC) Series 2013A 5.00%, 7/01/44	1,250	1,364,450
Richmond Hospital Authority (Reid Hospital & Health Care Services, Inc.) Series 2015 5.00%, 1/01/39	3,765	4,289,088

		5,653,538

10	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Kentucky – 2.0%
Kentucky Municipal Power Agency NATL Series 2015A 5.00%, 9/01/30	$2,500	$2,939,575
Kentucky Turnpike Authority Series 2013A 5.00%, 7/01/29	5,000	5,962,550

		8,902,125

Louisiana – 2.1%
City of New Orleans LA AGC Series 2007A 5.00%, 12/01/22	5,875	6,264,747
Louisiana Agricultural Finance Authority (Louisiana Agricultural Finance Authority State Lease) Series 2007 5.25%, 9/15/17	2,345	2,411,762
Louisiana Local Government Environmental Facilities & Community Development Auth Series 2009A 5.00%, 4/01/26 (Pre-refunded/ETM)	535	598,478

		9,274,987

Maryland – 1.7%
Maryland Health & Higher Educational Facilities Authority (Meritus Medical Center, Inc.) Series 2015 5.00%, 7/01/45	6,725	7,621,981

Massachusetts – 4.1%
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2011B 5.00%, 10/15/32	13,000	15,386,280
Series 2012B 5.00%, 8/15/30	2,480	2,990,086

		18,376,366

Michigan – 7.8%
Detroit City School District Series 2012A 5.00%, 5/01/26-5/01/27	6,045	6,934,582
Michigan Finance Authority (City of Detroit MI Water Supply System Revenue) AGM Series 2014D-1 5.00%, 7/01/35	1,250	1,438,462

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/34	$2,250	$2,550,780
Michigan Strategic Fund (Detroit Renewable Energy Obligated Group) Series 2013 8.50%, 12/01/30(a)	3,870	3,730,796
Plymouth Educational Center Charter School Series 2005 5.125%, 11/01/23(d)	2,140	2,032,037
Wayne State University Series 2009A 5.00%, 11/15/29	16,500	18,388,095

		35,074,752

Minnesota – 0.7%
City of Minneapolis MN (Fairview Health Services Obligated Group) Series 2015A 5.00%, 11/15/33	2,700	3,156,921

Mississippi – 0.9%
City of Gulfport MS (Memorial Hospital at Gulfport/MS) Series 2001A 5.75%, 7/01/31	4,000	4,012,040

Missouri – 0.5%
City of Kansas City MO Series 2008C 5.00%, 4/01/28 (Pre-refunded/ETM)	2,000	2,161,540

New Jersey – 8.1%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2014U 5.00%, 6/15/30-6/15/34	7,500	8,155,975
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.125%, 1/01/34	1,000	1,124,730
New Jersey Health Care Facilities Financing Authority (Barnabas Health, Inc.) Series 2014 5.00%, 7/01/44	6,450	7,337,133

12	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey Turnpike Authority Series 2012B 5.00%, 1/01/29	$6,500	$7,616,960
Series 2013A 5.00%, 1/01/31	5,000	5,947,900
Series 2016A 5.00%, 1/01/34	5,000	6,009,450

		36,192,148

New York – 28.5%
City of New York NY Series 2012B 5.00%, 8/01/30	5,070	6,046,736
Series 2012I 5.00%, 8/01/28	8,780	10,517,474
Metropolitan Transportation Authority Series 2012D 5.00%, 11/15/29	4,000	4,809,880
Series 2012F 5.00%, 11/15/27	1,575	1,905,797
Series 2013A 5.00%, 11/15/29	1,830	2,201,691
Series 2014B 5.25%, 11/15/34	4,000	4,834,640
Series 2014C 5.00%, 11/15/32	1,000	1,202,900
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2016A 5.25%, 11/15/35(b)	14,260	17,885,890
New York City Municipal Water Finance Authority Series 2011HH 5.00%, 6/15/26	5,000	5,926,000
Series 2013D 5.00%, 6/15/34	3,600	4,294,332
New York City NY Transitional 5.00%, 8/01/34-8/01/37(b)	10,000	12,053,300
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2007B 5.00%, 11/01/24 (Pre-refunded/ETM)	4,540	4,731,180
5.00%, 11/01/24	2,485	2,589,147
New York State Dormitory Authority Series 2012D 5.00%, 2/15/29 (Pre-refunded/ETM)	1,135	1,375,858
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2012B 5.00%, 3/15/32	7,600	9,003,264

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2012D 5.00%, 2/15/29	$6,865	$8,140,311
New York State Environmental Facilities Corp. (New York NY Mun Wtr Fin Auth) 5.00%, 6/15/24-6/15/27(b)	7,000	7,612,675
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/32	4,400	5,218,136
Series 2014-186 5.00%, 10/15/44	8,000	9,109,120
Ulster County Industrial Development Agency (Kingston Regional Senior Living Corp.) Series 2007A 6.00%, 9/15/27	1,775	1,813,624
Utility Debt Securitization Authority Series 2013T 5.00%, 12/15/30	5,000	6,149,550

		127,421,505

North Carolina – 2.2%
County of Iredell NC COP AGM Series 2008 5.25%, 6/01/22	1,080	1,173,085
North Carolina Medical Care Commission (Vidant Health Obligated Group) Series 2015 5.00%, 6/01/45	4,445	5,104,727
University of North Carolina at Greensboro Series 2014 5.00%, 4/01/33	3,145	3,738,210

		10,016,022

Ohio – 1.5%
Columbiana County Port Authority (Apex Environmental LLC) Series 2004 7.125%, 8/01/25(e)	1,840	36,800
Series 2014 10.635%, 8/01/25(e)	248	4,954
Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2006 3.625%, 12/01/33	795	827,245
Series 2008C 3.95%, 11/01/32	5,800	6,021,328

		6,890,327

Oklahoma – 0.4%
Tulsa Airports Improvement Trust BAM Series 2015A 5.00%, 6/01/45	1,700	1,871,700

14	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Oregon – 1.3%
Oregon State Lottery Series 2011A 5.25%, 4/01/25 (Pre-refunded/ETM)	$4,305	$5,149,512
5.25%, 4/01/25	695	825,486

		5,974,998

Pennsylvania – 7.9%
Allegheny County Industrial Development Authority (Residential Resources, Inc./PA) Series 2006 5.00%, 9/01/21	500	504,865
Butler County Hospital Authority (Butler Health System Obligated Group) Series 2015 5.00%, 7/01/35-7/01/39	3,510	3,920,917
Montgomery County Industrial Development Authority/PA Series 2010 5.25%, 8/01/33 (Pre-refunded/ETM)	3,480	4,087,921
Montour School District AGM Series 2015B 5.00%, 4/01/34-4/01/35	6,520	7,666,114
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/34-12/31/38	9,270	10,430,510
Pennsylvania Turnpike Commission Series 2014A 5.00%, 12/01/31-12/01/33	6,355	7,517,338
Philadelphia Authority for Industrial Development (LLPCS Foundation) Series 2005A 5.25%, 7/01/24(e)(f)	1,150	11,500
Wilkes-Barre Finance Authority (Wilkes University) Series 2007 5.00%, 3/01/22	990	1,022,521

		35,161,686

South Carolina – 1.6%
Dorchester County School District No 2 AGC Series 2006 5.00%, 12/01/29 (Pre-refunded/ETM)	1,600	1,640,720
South Carolina Ports Authority Series 2015 5.00%, 7/01/45	5,000	5,675,350

		7,316,070

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tennessee – 2.0%
Chattanooga-Hamilton County Hospital Authority (Erlanger Medical Center) Series 2014 5.00%, 10/01/44	$7,500	$8,365,200
Sullivan County Health Educational & Housing Facilities Board (Wellmont Health System) Series 2006C 5.25%, 9/01/26	725	734,816

		9,100,016

Texas – 19.8%
Alvin Independent School District/TX Series 2009B 5.00%, 2/15/28	960	1,059,168
Arlington Higher Education Finance Corp. (Lifeschool of Dallas) Series 2014A 5.00%, 8/15/39	4,805	5,573,560
Austin Community College District Public Facility Corp. Series 2015 5.00%, 8/01/33	5,000	5,903,450
Bexar County Health Facilities Development Corp. (Army Retirement Residence Obligated Group) Series 2007 5.00%, 7/01/27	430	439,206
City of Austin TX Water & Wastewater System Revenue Series 2013A 5.00%, 11/15/28-11/15/29	8,075	9,705,892
City of Houston TX Combined Utility System Revenue Series 2011D 5.00%, 11/15/26	6,000	7,142,100
Dallas Independent School District Series 2008 6.00%, 2/15/28 (Pre-refunded/ETM)	2,500	2,730,750
Dripping Springs Independent School District/TX Series 2008 5.125%, 2/15/28 (Pre-refunded/ETM)	5,715	5,915,139
Fort Bend Independent School District Series 2009 5.00%, 2/15/27	7,560	8,598,215
Love Field Airport Modernization Corp. Series 2015 5.00%, 11/01/31	1,000	1,177,700
North Texas Tollway Authority Series 2015B 5.00%, 1/01/40	5,000	5,725,850

16	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	$1,720	$2,031,011
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC) Series 2013 6.75%, 6/30/43	3,000	3,708,030
Texas Trnsp Comm 5.00%, 4/01/23(b)	20,600	21,419,674
University of Texas System (The) Series 2009A 5.25%, 8/15/22 (Pre-refunded/ETM)	6,825	7,522,993

		88,652,738

Washington – 2.5%
FYI Properties (FYI Properties WA State Lease) Series 2009 5.00%, 6/01/27	3,885	4,335,582
5.125%, 6/01/28	5,200	5,815,992
Port of Seattle WA Series 2015A 5.00%, 4/01/40	1,000	1,155,670

		11,307,244

Wisconsin – 0.3%
State of Wisconsin Series 2003-3 5.00%, 11/01/26	1,145	1,148,721

Total Long-Term Municipal Bonds (cost $659,233,900)		718,876,350

SHORT-TERM INVESTMENTS – 0.1%
Investment Companies – 0.1%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.36%(g)(h) (cost $245,702)	245,702	245,702

Total Investments – 160.7% (cost $659,479,602)		719,122,052
Other assets less liabilities – (40.1)%		(179,567,010)
Auction Preferred Shares at liquidation value – (20.6)%		(92,125,000)

Net Assets Applicable to Common Shareholders – 100.0%(i)		$447,430,042

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	17

Portfolio of Investments

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2016, the aggregate market value of these securities amounted to $11,478,656 or 2.6% of net assets.

(b)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note I).

(c)	When-Issued or delayed delivery security.

(d)	Restricted and illiquid security.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Plymouth Educational Center Charter School Series 2005 5.125%, 11/01/23	11/30/05	$2,124,838	$2,032,037	0.45%

(e)	Illiquid security.

(f)	Security is in default and is non-income producing.

(g)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(h)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(i)	Portfolio percentages are calculated based on net assets applicable to common shareholders.

As of April 30, 2016, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.5% and 0.2%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

COP – Certificate of Participation

ETM – Escrowed to Maturity

NATL – National Interstate Corporation

OSF – Order of St. Francis

See notes to financial statements.

18	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2016 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $659,233,900)	$718,876,350
Affiliated issuers (cost $245,702)	245,702
Interest and dividends receivable	9,883,820
Deferred offering costs	247,595

Total assets	729,253,467

Liabilities
Variable Rate MuniFund Term Preferred Shares, at liquidation value	141,100,000
Payable for floating rate notes issued*	45,395,000
Payable for investment securities purchased	2,454,974
Advisory fee payable	316,376
Interest expense payable	203,686
Dividends payable—Auction Preferred Shares	7,245
Other liabilities	92,541
Accrued expenses	128,603

Total liabilities	189,698,425

Auction Preferred Shares, at Liquidation Value
Auction Preferred Shares, $.001 par value per share; 11,400 shares authorized, 3,685 shares issued and outstanding at $25,000 per share liquidation preference	$92,125,000

Net Assets Applicable to Common Shareholders	$447,430,042

Composition of Net Assets Applicable to Common Shareholders
Common stock, $.001 par value per share; 1,999,988,600 shares authorized, 28,744,936 shares issued and outstanding	$28,745
Additional paid-in capital	416,196,852
Distributions in excess of net investment income	(561,488)
Accumulated net realized loss on investment transactions	(27,876,517)
Net unrealized appreciation on investments	59,642,450

Net Assets Applicable to Common Shareholders	$447,430,042

Net Asset Value Applicable to Common Shareholders (based on 28,744,936 common shares outstanding)	$15.57

*	Represents short-term floating rate certificates issued by tender option bond trusts (see Note H).

See notes to financial statements.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	19

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2016 (unaudited)

Investment Income
Interest	$13,850,307
Dividends—Affiliated issuers	4,777	$13,855,084

Expenses
Advisory fee (see Note B)	1,845,386
Auction Preferred Shares-auction agent’s fees	28,446
Custodian	72,432
Printing	35,733
Audit and tax	31,805
Legal	27,246
Transfer agency	14,222
Registration fees	13,691
Directors’ fees and expenses	10,140
Miscellaneous	44,787

Total expenses before interest expense, fees and amortization of offering costs	2,123,888
Interest expense, fees and amortization of offering costs	1,090,148

Total expenses		3,214,036

Net investment income		10,641,048

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on investment transactions		(1,350,114)
Net change in unrealized appreciation/depreciation of investments		21,655,659

Net gain on investment transactions		20,305,545

Dividends to Auction Preferred Shareholders from
Net investment income		(183,408)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations		$30,763,185

See notes to financial statements.

20	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

APPLICABLE TO COMMON SHAREHOLDERS

	Six Months Ended April 30, 2016 (unaudited)		Year Ended October 31, 2015
Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations
Net investment income	$10,641,048		$23,422,122
Net realized gain (loss) on investment transactions	(1,350,114)		3,841,171
Net change in unrealized appreciation/depreciation of investments	21,655,659		(9,928,843)
Dividends to Auction Preferred Shareholders from
Net investment income	(183,408)		(266,117)

Net increase in net assets applicable to common shareholders resulting from operations	30,763,185		17,068,333
Dividends to Common Shareholders from
Net investment income	(10,859,837)		(23,319,885)
Return of capital	– 0	–	(216,468)

Total dividends and distributions to common shareholders	(10,859,837)		(23,536,353)

Auction Preferred Shares Transaction
Net increase on tendered and repurchased Action Preferred Shares	– 0	–	8,915,239

Total increase	19,903,348		2,447,219
Net Assets Applicable to Common Shareholders
Beginning of period	427,526,694		425,079,475

End of period (including distributions in excess of net investment income of ($561,488) and ($159,291), respectively)	$447,430,042		$427,526,694

See notes to financial statements.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	21

Statement of Changes in Net Assets Applicable to Common Shareholders

STATEMENT OF CASH FLOWS

For the Six Months Ended April 30, 2016 (unaudited)

Cash flows from operating activities
Net increase in net assets from operations			$30,946,593
Reconciliation of net increase in net assets from operations to net increase in cash from operating activities:
Increase in interest and dividends receivable	$(75,008)
Decrease in receivable for investments sold	2,500,000
Net accretion of bond discount and amortization of bond premium	1,902,870
Decrease in payable for investments purchased	(5,403,951)
Decrease in other assets	19,589
Decrease in accrued expenses	(44,599)
Purchases of long-term investments	(52,331,552)
Purchases of short-term investments	(31,741,065)
Proceeds from disposition of long-term investments	51,429,794
Proceeds from disposition of short-term investments	31,495,363
Net realized loss on investment transactions	1,350,114
Net change in unrealized appreciation/depreciation on investment transactions	(21,655,659)

Total adjustments			(22,554,104)

Net increase in cash from operating activities			$8,392,489

Cash flows from financing activities:
Cash dividends paid	(11,037,086)
Increase in payable for floating rate notes issued	2,620,000

Net decrease in cash from financing activities			(8,417,086)

Net increase in cash			(24,597)
Net change in cash
Cash at beginning of period			24,597

Cash at end of period		$	– 0	–

Supplemental disclosure of cash flow information:
Interest expense paid during the period	$1,044,667

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its substantial investments in floating rate notes and Variable Rate MuniFund Term Preferred Shares throughout the period.

See notes to financial statements.

22	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

April 30, 2016 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein National Municipal Income Fund, Inc. (the “Fund”) was incorporated in the State of Maryland on November 9, 2001 and is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	23

Notes to Financial Statements

“Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

24	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Notes to Financial Statements

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2016:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$697,437,453		$21,438,897		$718,876,350
Short-Term Investments		245,702		– 0	–	– 0	–	245,702

Total Investments in Securities		245,702		697,437,453		21,438,897		719,122,052
Other Financial Instruments(a)		– 0	–	– 0	–	– 0	–	– 0	–

Total(b)		$245,702		$697,437,453		$21,438,897		$719,122,052

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

(b)	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	25

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds		Total
Balance as of 10/31/15	$25,616,290		$25,616,290
Accrued discounts/(premiums)	(38,457)		(38,457)
Realized gain (loss)	(2,584,521)		(2,584,521)
Change in unrealized appreciation/depreciation	2,542,833		2,542,833
Purchases	– 0	–	– 0	–
Sales	(8,200,272)		(8,200,272)
Transfers in to Level 3	4,103,024		4,103,024
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 4/30/16	$21,438,897		$21,438,897	(b)

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/16(a)	$(175,939)		$(175,939)

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(b)	There were de minimis transfers under 1% of net assets during the reporting period.

As of April 30, 2016, all Level 3 securities were priced by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

26	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays the Adviser an advisory fee at the annual rate of 0.55% of the Fund’s average daily net assets. Such advisory fee, which is calculated on the basis of the assets attributable to the Fund’s common and preferred shareholders, is accrued daily and paid monthly. In computing daily net assets for purposes of determining the advisory fee payable, the Fund calculates daily the value of the total assets of the Fund, minus the value of the total liabilities of the Fund, except that the aggregate liquidation preference of the VMTP shares, which is a liability for financial reporting purposes, is not deducted.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	27

Notes to Financial Statements

Under the terms of the Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the six months ended April 30, 2016, there was no reimbursement paid to ABIS.

The Fund may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not currently available for direct purchase by members of the public. The Government STIF Portfolio currently pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2016 is as follows:

Market Value October 31, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2016 (000)	Dividend Income (000)
$ – 0 –	$31,741	$31,495	$246	$5

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2016 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$52,331,552		$53,565,659
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

Gross unrealized appreciation	$60,416,621
Gross unrealized depreciation	(774,171)

Net unrealized appreciation	$59,642,450

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended April 30, 2016.

28	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Notes to Financial Statements

NOTE D

Common Stock

There are 28,744,936 shares of common stock outstanding at April 30, 2016. During the six months ended April 30, 2016 and October 31, 2015, the Fund did not issue any shares in connection with the Fund’s dividend reinvestment plan.

NOTE E

Auction Preferred Shares

The Fund has 11,400 shares authorized and 3,685 shares issued and outstanding of auction preferred shares (the “APS”), consisting of 894 shares of Series M, 654 shares of Series T, 706 shares of Series W and 1,431 shares of Series TH. The APS have a liquidation value of $25,000 per share plus accumulated, unpaid dividends. The dividend rate on the APS may change every 7 days as set by the auction agent for Series M, T, W and TH. Due to the recent failed auctions, the dividend rate is the “maximum rate” set by the terms of the APS, which is based on AA commercial paper rates and short-term municipal bond rates. The dividend rate on Series M is 0.67% effective through May 4, 2016, Series T is 0.67% effective through May 3, 2016, Series W is 0.67% effective through May 4, 2016 and Series TH is 0.67% effective through May 5, 2016.

At certain times, the Fund may voluntarily redeem the APS in certain circumstances. The Fund is not required to redeem any of its APS and expects to continue to rely on the APS for a portion of its leverage exposure. The Fund may also pursue other liquidity solutions for the APS. During the year ended October 31, 2015, the Fund conducted a tender offer (the “Offer”) for its APS at a price reflecting a discount to its liquidation preference. The Fund offered to purchase up to 100% of its APS, at a price equal to 94% of the liquidation preference of $25,000 per share (or $23,500 per share), plus any unpaid dividends accrued through the termination date of the Offer. The Offer expired on Monday, August 24, 2015, and all shares that were validly tendered and not withdrawn during the offering period were accepted for payment. In aggregate, the Fund accepted for payment 6,004 APS, which represented approximately $150,100,000 or 62% of its outstanding APS (at $25,000 per share). Payment for such shares was made by the Fund on September 1, 2015. APS that were not tendered remain outstanding. The shares accepted represent, approximately 67%, 61%, 74% and 47% of outstanding Series M, Series T, Series W and Series TH, respectively. The difference of $9,006,000 between the liquidation preference of the APS and the actual purchase price of the tendered APS, net of legal, printing, mailing, information agent and registration fees of $90,761, was recorded by the Fund as “Net increase on tendered and repurchased Auction Preferred Shares” on the statement of changes in net assets. The Fund financed the tender offer payment by issuing Variable Rate MuniFund Term Preferred Shares.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	29

Notes to Financial Statements

Variable Rate MuniFund Term Preferred Shares

During the year ended October 31, 2015, the Fund also completed a private offering of Variable Rate MuniFund Term Preferred Shares (“VMTPS”), having a liquidation preference of $25,000 per share. The Fund issued and sold 5,644 VMTPS in its offering. The net proceeds from the offering were used to repurchase the APS that were accepted for payment pursuant to the Offer. The VMTPS rank pari passu with the remaining outstanding APS but are subject to a mandatory redemption by the Fund in September 2022. The cost of leverage to the Fund resulting from the issuance of VMTPS is expected to vary over time and to differ from, and in some cases may exceed, the cost of leverage associated with the APS, as is the case at April 30, 2016, although the Adviser anticipates that, in general, an increase in interest rates beyond a certain level may result in the VMTPS being more economical to the Fund.

VMTPS generally do not trade, and market quotations are generally not available. VMTPS are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. As of April 30, 2016, the dividend rate for the VMTPS was 1.71%. In the Fund’s statement of assets and liabilities, the aggregate liquidation preference of the VMTPS is shown as a liability in accordance with U.S. GAAP because the VMTPS have a stated mandatory redemption date.

Dividends on the VMTPS (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTPS are recorded as “Interest expense payable” on the statement of assets and liabilities. Dividends accrued on VMTPS are recorded as a component of “Interest expense, fees and amortization of offering costs” on the statement of operations.

Costs incurred by the Fund in connection with its offering of VMTPS were recorded as a deferred charge, which are amortized over the life of the shares and are recorded as “Deferred offering costs” on the statement of assets and liabilities and included within “Interest expense, fees and amortization of offering costs” on the statement of operations. The VMTPS are treated as equity for tax purposes.

The preferred shareholders, including the holders of both the APS and VMTPS, voting together as a separate class, have the right to elect at least two directors at all times and to elect a majority of the directors in the event two years’ dividends on the preferred shares are unpaid. In each case, the remaining directors will be elected by the common shareholders and preferred shareholders voting together as a single class. The preferred shareholders will vote as a separate class on certain other matters as required under the Fund’s Charter, the Investment Company Act of 1940 and Maryland law, and management regularly evaluates, and discusses with the Fund’s Board of Directors, the costs and potential benefits of alternative sources of leverage for the Fund.

30	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Notes to Financial Statements

NOTE F

Distributions to Common Shareholders

The tax character of distributions to be paid for the year ending October 31, 2016 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2015 and October 31, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$4,479	$8,476
Tax-exempt income	23,315,406	24,418,038

Distributions Paid	23,319,885	24,426,514
Tax return of capital	216,468	719,556

Total distributions paid	$23,536,353	$25,146,070

As of October 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other gains/losses	$(26,148,876	)(a)
Unrealized appreciation/(depreciation)	37,609,264	(b)

Total accumulated earnings/(deficit)	$11,460,388	(c)

(a)

On October 31, 2015, the Fund had a net capital loss carryforward of $26,148,876. During the fiscal year, the Fund utilized $3,818,211 of capital loss carryforwards to offset current year net realized gains.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax treatment of tender option bonds.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. Post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of October 31, 2015, the Fund had a net capital loss carryforward of $26,148,876 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$ 979,235	n/a	2017
5,292,453	n/a	2018
4,345,107	n/a	2019
6,837,516	$8,694,565	no expiration

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	31

Notes to Financial Statements

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to a heightened risk of rising interest rates due to the current period of historically low rates and the effect of government fiscal policy initiatives, including Federal Reserve actions, and market reaction to these initiatives. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

32	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Notes to Financial Statements

Financing and Related Transactions; Leverage and Other Risks—The Fund utilizes leverage to seek to enhance the yield and net asset value attributable to its common stock. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for holders of common stock, including the likelihood of greater volatility of the net asset value and market price of the common stock. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Fund’s return will be less than if leverage had not been used. As a result, the amounts available for distribution to common stockholders as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the preferred shares or floaters in tender option bond transactions would increase, which may adversely affect the Fund’s income and distribution to common stockholders. A decline in distributions would adversely affect the Fund’s yield and possibly the market value of its shares. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the net asset value attributable to the Fund’s common stock and possibly the market value of the shares.

The Fund’s outstanding APS and VMTPS result in leverage. The Fund may also use other types of financial leverage, including tender option bond transactions, either in combination with, or in lieu of, the preferred shares. In a tender option bond transaction, the Fund may transfer a highly rated fixed-rate municipal security to a broker, which, in turn, deposits the bond into a special purpose vehicle (typically, a trust) usually sponsored by the broker. The Fund receives cash and a residual interest security (sometimes referred to as an “inverse floater”) issued by the trust in return. The trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term seven-day demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The Fund continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the trust, which include payments to the trustee and the liquidity provider and organizational costs. The Fund also uses the cash received from the transaction for investment purposes or to retire other forms of leverage. Under certain circumstances, the trust may be terminated and collapsed, either by the Fund or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond, or in the event holders of the floaters tender their securities to the liquidity provider. See Note H to the financial statements for more information about tender option bond transactions.

The Fund may also purchase inverse floaters from a tender option bond trust in a secondary market transaction without first owning the underlying bond. The income received from an inverse floater varies inversely with the short-term

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	33

Notes to Financial Statements

interest rate paid on the floaters issued by the trust. The prices of inverse floaters are subject to greater volatility than the prices of fixed-income securities that are not inverse floaters. Investments in inverse floaters may amplify the risks of leverage. If short-term interest rates rise, the interest payable on the floaters would increase and income from the inverse floaters decrease, resulting in decreased amounts of income available for distribution to common stockholders.

The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage.

Because the advisory fees received by the Adviser are based on the total net assets of the Fund (including assets supported by the proceeds of the Fund’s outstanding preferred shares), the Adviser has a financial incentive for the Fund to keep its preferred shares outstanding, which may create a conflict of interest between the Adviser and the common shareholders of the Fund.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes and large positions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline. Municipal securities may have more liquidity risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

34	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Notes to Financial Statements

Tax Risk—There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Floating Rate Notes Issued in Connection with Securities Held

The Fund may engage in tender option bond transactions in which the Fund transfers a fixed rate bond (“Fixed Rate Bond”) to a broker for cash. The broker deposits the Fixed Rate Bond into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust), organized by the broker. The Fund buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Fund’s expense ratio. At April 30, 2016, the amount of the Fund’s Floating Rate Notes outstanding was $45,395,000 and the related interest rate was 0.44% to 0.49%.

The Fund may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	35

Notes to Financial Statements

Fund’s portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Fund’s financial statements as a secured borrowing. For the six months ended April 30, 2016, the Fund did not engage in such transactions.

The final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) were issued on December 10, 2013. The Volcker Rule precludes banking entities and their affiliates from (i) sponsoring residual interest bond programs, such as the Fund’s tender option bond transactions (as such programs were then previously or are presently structured), and (ii) continuing certain relationships with or certain services for residual interest bond programs. As a result, such residual interest bond trusts need to be restructured or unwound. The effects of the Volcker Rule may make it more difficult for the Fund to maintain current or desired levels of leverage and may cause the Fund to incur additional expenses to maintain its leverage. The compliance date for the Volcker Rule for certain covered funds was July 21, 2015 while for other covered funds the compliance date is July 21, 2016.

As of April 30, 2016, the Fund’s investments in residual interest bonds that were required to be compliant with the Volcker Rule by July 21, 2015 were restructured by the required compliance date. These restructurings did not have a material impact on the Fund’s financial position or results of operations.

NOTE I

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J

Subsequent Events

The Government STIF Portfolio, prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no investment management fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money

36	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Notes to Financial Statements

Market Portfolio” (the “Government Money Market Portfolio”), will have a contractual investment management fee rate of .20% and will continue to bear its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser will waive its investment management fee from the Fund in an amount equal to Government Money Market Portfolio’s effective management fee.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	37

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 14.87	$ 14.79	$ 13.73	$ 15.24	$ 14.26	$ 14.44

Income From Investment Operations
Net investment income(a)	.37	.81	.85	.82	.95	1.04
Net realized and unrealized gain (loss) on investment transactions	.72	(.21)	1.09	(1.42)	.98	(.26)
Dividends to preferred shareholders from net investment income (common stock equivalent basis)	(.01)	(.01)	(.01)	(.02)	(.02)	(.03)

Net increase (decrease) in net asset value from operations	1.08	.59	1.93	(.62)	1.91	.75

Less: Dividends and Distributions to Common Shareholders from
Net investment income	(.38)	(.81)	(.84)	(.89)	(.93)	(.93)
Return of capital	– 0	–	(.01)	(.03)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.38)	(.82)	(.87)	(.89)	(.93)	(.93)

Net increase from tender and repurchase of Auction Preferred Shares	– 0	–	0.31	– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 15.57	$ 14.87	$ 14.79	$ 13.73	$ 15.24	$ 14.26

Market value, end of period	$ 14.95	$ 13.55	$ 14.04	$ 12.95	$ 16.16	$ 13.92

Premium/(Discount), end of period	(3.98)%	(8.88)%	(5.07)%	(5.68)%	6.04%	(2.38)%
Total Return
Total investment return based on:(b)
Market value	13.35%	2.52%	15.72%	(14.62)%	23.57%	3.82%
Net asset value	7.57%	6.80	%(e)	14.98%	(4.01)%	13.76%	5.91%
Ratios/Supplemental Data
Net assets applicable to common shareholders, end of period (000’s omitted)	$447,430	$427,527	$425,079	$394,775	$437,749	$409,195
Auction Preferred Shares:
Liquidation value ($25,000 per share) (000’s omitted)	$92,125	$92,125	$242,225	$242,225	$242,225	$242,225
Asset coverage per share	$72,961	$70,828	$68,750	$65,750	$70,250	$67,250
Variable Rate MuniFund Term Preferred Shares:
Liquidation value ($25,000 per share) (000’s omitted)	$141,100	$141,100	N/A	N/A	N/A	N/A
Asset coverage per share	$72,961	$70,828	N/A	N/A	N/A	N/A
Ratio to average net assets applicable to common shareholders of:
Expenses(c)(d)	1.47	%^	1.16%	1.17%	1.11%	1.10%	1.13%
Net investment income, before Preferred Shares dividends(c)	4.86	%^	5.56%	6.03%	5.63%	6.42%	7.63%
Preferred Shares dividends	0	%(f)	.06%	.06%	.11%	.14%	.20%
Net investment income, net of Preferred Shares dividends	4.86%	5.50%	5.97%	5.52%	6.28%	7.43%
Portfolio turnover rate	7%	24%	26%	41%	28%	10%
Asset coverage ratio	292%	283%	275%	263%	281%	269%

See footnote summary on page 39.

38	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(c)	These expense and net investment income ratios do not reflect the effect of dividend payments to preferred shareholders.

(d)	The expense ratios presented below exclude interest expense:

	Six Months Ended April 30, 2016 (unaudited)		Year Ended October 31,
			2015	2014	2013	2012	2011

Expenses	.97	%^	1.01%	1.04%	1.02%	1.00%	1.04%

(e)	The total return based on net asset value reflects the impact of the tender and repurchase by the Fund of a portion of its Auction Preferred Shares at 94% of the per share liquidation preference. Absent this transaction, the total return based on net asset value would have been 4.57%.

(f)	Less than 0.005%.

^	Annualized.

See notes to financial statements.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	39

Financial Highlights

ADDITIONAL INFORMATION

(unaudited)

Shareholders whose shares are registered in their own names can elect to participate in the Dividend Reinvestment Plan (the “Plan”), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the “Dividend Shares”). Computershare Trust Company NA, (the “Agent”) will act as agent for participants under the Plan. Shareholders whose shares are held in the name of broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i)	If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)	If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund’s shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund’s shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases of shares.

40	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Additional Information

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company N.A., P.O. Box 30170, College Station, TX 77842-3170.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	41

Additional Information

BOARD OF DIRECTORS

Marshall C. Turner, Jr.,(1) Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Robert “Guy” B. Davidson III,(2) Senior Vice President Fred S. Cohen,(2) Vice President Terrance T. Hults,(2) Vice President	Matthew J. Norton,(2) Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Preferred Shares:

Dividend Paying Agent,

Transfer Agent and Registrar

The Bank of New York

101 Barclay Street - 7W

New York, NY 10286

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Common Stock:

Dividend Paying Agent,

Transfer Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842-3170

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Municipal Bond Investment Team. The investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio are: Robert “Guy” B. Davidson III, Fred S. Cohen, Terrance T. Hults and
Matthew J. Norton.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time-to-time shares of its Common Stock in the open market.

This report, including the financial statements therein, is transmitted to the shareholders of AllianceBernstein National Municipal Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

Annual Certifications—As required, on April 29, 2016, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the period.

42	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Board of Directors

RESULTS OF STOCKHOLDERS MEETING

(unaudited)

The Annual Meeting of Stockholders of AllianceBernstein National Municipal Income Fund, Inc. (“the Fund”) was held on March 31, 2016. A description of the proposal and number of shares voted at the Meeting are as follows:

To elect three Directors for a term of three years and until his successor is duly elected and qualifies.

Class One (term expires 2019)

	Voted for	Authority Withheld
Common Shares:
John H. Dobkin	6,698	2
Micheal J. Downey	6,698	2
Nancy P. Jacklin	24,204,049	1,959,905

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	43

Results of Stockholders Meeting

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein National Municipal Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on November 3-5, 2015.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer).

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to

44	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that to date the Adviser had not requested such reimbursements from the Fund. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2013 and 2014 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiary that provides shareholder services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to shareholder servicing fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	45

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2015 meeting, the directors reviewed information prepared by Broadridge showing the performance of the Fund as compared with that of a group of similar funds selected by Broadridge (the “Performance Group”), and information prepared by the Adviser showing the Fund’s performance as compared with the Barclays Municipal Bond Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2015 and (in the case of comparisons with the Index) the period since inception (January 2002 inception). The directors noted that the Fund was in the 5th quintile of the Performance Group for the 1-, 3-, 5- and 10-year periods. The Fund outperformed the Index in all periods. The directors also noted that the Fund utilizes leverage whereas the Index is not leveraged. Based on their review and their discussion with the Adviser of the reasons for the Fund’s performance, the directors retained confidence in the Adviser’s ability to manage the Fund’s assets.

Advisory Fees and Other Expenses

The directors considered the latest fiscal year actual advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund. The directors also took into account their general knowledge of advisory fees paid by open-end and closed-end funds that invest in fixed-income municipal securities. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that the Fund’s latest fiscal year actual management fee rate of 55 basis points was lower than the Expense Group and the Expense Universe medians. The directors noted that Broadridge calculates the fee rate based on the Fund’s net assets attributable to common stockholders, whereas the Fund’s Advisory Agreement provides that fees are computed based on average daily net assets (i.e., including assets supported by the Fund’s preferred stock). The advisory fee rate and expense ratio information in this section is based on common and leveraged assets.

The directors noted that the Adviser advises several open-end funds that invest in municipal securities similar to those the Fund invests in at fee rates that are lower than the fee rate charged to the Fund, and that such rates reflect fee reductions agreed to by the Adviser in connection with the settlement of the market timing matter with the New York Attorney General in December 2003.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style. The directors

46	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

reviewed the relevant advisory fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Fund but which invest in fixed income municipal securities. The Adviser reviewed with the directors the significantly greater scope of the services it provides the Fund relative to institutional clients. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Broadridge: an Expense Group and an Expense Universe. Broadridge described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group than the Expense Group, consisting of all funds in the Fund’s investment classification/objective. The expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The directors noted that the Fund’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The advisory fee schedule for the Fund does not contain breakpoints that reduce the fee rates on assets above specified levels. The directors considered that the Fund is a closed-end fixed-income fund and that it was not expected to have meaningful asset growth (absent a rights offering or an acquisition). In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. They noted that, if the Fund’s net assets were to increase materially, they would review whether potential economies of scale were being realized.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	47

SUMMARY OF GENERAL INFORMATION

Shareholder Information

The Fund’s NYSE trading symbol is “AFB”. Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Saturday in Barron’s and other newspapers in a table called “Closed-End Bond Funds.” Daily net asset value and market price information, and additional information regarding the Fund, is available at www.alliancebernstein.com.

Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment Plan, shareholders whose shares are registered in their own names may elect to have all distributions reinvested automatically in additional shares of the Fund by ComputerShare Trust Company, N.A., as agent under the Plan. Shareholders whose shares are held in the name of the broker or nominee should contact the broker or nominee for details. All distributions to investors who elect not to participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of ComputerShare Trust Company, N.A.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company at (800) 219-4218.

48	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Summary of General Information

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

International Strategic Core Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

AB Family of Funds

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	49

NOTES

50	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

NOTES

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	51

NOTES

52	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Privacy Policy Statement

AllianceBernstein and its affiliates (collectively “AllianceBernstein”) understand the importance of maintaining the confidentiality of their clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from a variety of sources, including: (1) account documentation, including applications or other forms, which may include information such as a client’s name, address, phone number, social security number, assets, income and other household information, (2) client transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

It is our policy not to disclose nonpublic personal information about our clients or former clients (collectively “clients”), except to our affiliates, or to others as permitted or required by law. From time to time, we may disclose nonpublic personal information that we collect about our clients to non-affiliated third parties, including those that perform transaction processing or servicing functions, those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement or those that provide professional services to us under a professional services agreement, all of which require the third party provider to adhere to our privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients that include restricting access to nonpublic personal information and maintaining physical, electronic and procedural safeguards which comply with applicable standards.

It is also our policy to prohibit the sharing of our clients’ personal information among our affiliated group of investment, brokerage, service and insurance companies for the purpose of marketing their products or services to clients, except as permitted by law. This information includes, but is not limited to, a client’s income and account history.

We have policies and procedures to ensure that certain conditions are met before an AllianceBernstein affiliated company may use information obtained from another affiliate to solicit clients for marketing purposes.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

ABNMIF-0152-0416

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein National Municipal Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	June 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	June 27, 2016

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	June 27, 2016